Summary Prospectus    January 28, 2020

River Canyon Total Return Bond Fund

Class	/ Ticker	Institutional Shares	RCTIX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated January 28, 2020, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, River Canyon Total Return Bond Fund, c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, call 800-245-0371 (toll free) or 312-557-0164, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Beginning on January 28, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling toll-free 800-245-0371 or 312-557-0164. If you own your shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by calling toll-free 800-245-0372 or 312-557-0164 or by contacting your financial intermediary.

Investment Objective

The investment objective of the River Canyon Total Return Bond Fund (the “Fund”) is to seek to maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.83%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	1.53%
Fee Waivers and Reimbursements[1]	(0.83%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.70%

[1]

River Canyon Fund Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.65% until January 28, 2021. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 year	3 years	5 years	10 years
Institutional Shares	$72	$402	$755	$1,753

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30.46% of the average value of its portfolio.

Summary Prospectus	January 28, 2020	River Canyon Total Return Bond Fund

1 of 5

Principal Investment Strategy

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets (net assets plus borrowings for investment purposes) in bonds. The Adviser defines bonds to include mortgage-backed securities, debt securities, and other fixed income instruments issued by governmental or private-sector entities. Fixed income securities include bills, notes, bonds, debentures, mortgage-backed securities, asset-backed securities, loan participation interests, any other debt or debt-related securities of any maturities (issued by the United States Government, agencies or instrumentalities or corporate entities, and having fixed, variable, floating, or inverse floating rates), fixed income derivatives (including financial futures, options on futures, and swaps), and other evidences of indebtedness. This 80% investment policy is non-fundamental and can be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Under normal market conditions, the Fund generally intends to invest a minimum of 35% of its net assets in bonds rated investment grade (defined as Baa3 or higher by Moody’s or BBB-or higher by S&P or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”)) or in unrated bonds that are determined by the Adviser to be of comparable quality at the time of investment, and in cash and cash equivalents. The Fund’s remaining net assets (approximately 65% under normal market conditions) may be invested in bonds that are rated below investment grade or if unrated are determined by the Adviser to be of comparable quality at the time of investment. Bonds rated below investment grade are considered to be “junk bonds.” The Fund’s investments in “junk bonds” and below investment grade securities may include, among others, mortgage-backed securities, high yield bonds, bank loans (including assignments and participations), and other fixed income instruments, and credit default swaps of companies in the high yield universe. During certain market conditions, the Fund’s investment in securities with these ratings categories may be above or below the approximated percentages.

A significant portion of the Fund’s net assets may, under normal market conditions, be invested in mortgage-backed securities of any maturity or type issued or guaranteed, secured, or backed by the United States Government, its agencies, instrumentalities or sponsored corporations, or by private issuers. Mortgage-backed securities include, among others, government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, sub-prime mortgage securities, stripped mortgage securities, interest-only (“IO”) and principal-only (“PO”) securities, and inverse floaters. Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. Government or government agencies or sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. The Fund may invest in investment grade mortgage-backed securities and in mortgage-backed securities that are below investment grade. From time to time, the Fund may carry a larger cash position in connection with its purchase of securities on a when-issued, delayed delivery, or To Be Announced (TBA) basis. The Fund may also invest in asset-backed securities including collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), collateralized mortgage obligations (“CMOs”), and securities eligible under Rule 144A.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards, options on swaps, options on forwards and commodity and commodity index futures, options, swaps, and structured notes.

In managing the Fund’s investments, under normal market conditions, the Adviser seeks to construct an investment portfolio with a weighted average effective duration of no more than eight years. Generally, the average portfolio duration of the Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index (formerly named the Barclays U.S. Aggregate Index), as calculated by the Adviser. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a duration of five years, its price will rise about 5% if interest rates drop by 1%, and its price will fall by about 5% if interest rate rise by 1%. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time and under normal market conditions, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed (plus or minus) its target.

The Fund is non-diversified, which means it may invest in a smaller number of companies than a diversified fund.

Principal Investment Risks

All investments carry a certain amount of risk, and there is no assurance that the Fund will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.

Market Risk.  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to many factors, including fluctuation in interest rates, lack of liquidity in the bond market, national and international economic conditions, adverse investor sentiment, and general market conditions.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. Government securities are subject to market risk, interest rate risk, and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States and no assurance

Summary Prospectus	January 28, 2020	River Canyon Total Return Bond Fund

2 of 5

can be given that the U.S. Government will provide financial support. Therefore, U.S. Government-related organizations may not have the funds to meet their payment obligations in the future.

Asset Backed, Mortgage-Related, Mortgage-Backed Securities Risk.  These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting the housing markets or markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. All of these risks are heightened for mortgage-backed securities that include “sub-prime” mortgages. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.

High Yield Risk.  High yield securities and unrated securities of similar credit quality (securities rated below investment grade, commonly known as “junk bonds”) are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Fixed Income Risk.  When the Fund invests in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will negatively affect performance. Fixed Income Risk include Interest Rate Risk and Credit Risk.

Interest Rate Risk.  Interest rate risk refers to changes in interest rates that will affect the value of a portfolio’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. On the other hand, if interest rates fall, the value of fixed income investments generally increases. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Interest rates in the U.S. recently have been near or at historically low levels. Consequently, the risk associated with rising interest rates are heightened at this time.

Credit Risk.  Fixed income securities are subject to varying degrees of credit risk. Credit risk is often reflected in credit ratings. The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of an investment in the Fund typically will decline. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. High yield securities also may be more volatile than higher-rated securities of similar maturity.

CLO Risk.  Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depends largely on the tranche invested in and the type of the underlying debts and loans in the tranche in which the Fund invests. Investments in subordinate tranches may carry greater risk. CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Loan Risk.  The Fund may invest in loans that are rated below investment grade or the unrated equivalent. Like other high yield corporate debt instruments, such loans are subject to increased risk of default in the payment of principal and interest as well as other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Risk”. If the Fund invests in leveraged loans, it may take the Fund longer than seven days to settle the leveraged loan transaction.

LIBOR Risk.  Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Derivatives Risk.  The Fund may invest in derivatives, including futures, options, swaps, and price locks, which may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain derivatives such as inverse floaters have even greater risk, particularly those associated with leverage and increased volatility. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security, or other risk being hedged. In addition, given their complexity, derivatives may be difficult to value.

Inverse Floater Risk.  Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. They are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, or if the Fund uses derivatives or other investments that have a leveraging effect, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. The Fund also may have to sell assets at inopportune times to satisfy its obligations.

Prepayment and Call Risk.  When mortgages and other fixed income obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Extension Risk.  If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen

Summary Prospectus	January 28, 2020	River Canyon Total Return Bond Fund

3 of 5

as a result. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. In periods of rising rates, the Fund may exhibit additional volatility.

Management Risk.  The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and individual securities may not perform as anticipated.

Liquidity Risk.  Some of the fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. As a result, some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The inability of the Fund to sell a restricted or illiquid security at a favorable time or price may decrease the Fund’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Fund is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Fund may be forced to sell at a loss.

Real Estate Risk.  Real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

Non-Diversified Fund Risk.  The Fund is non-diversified, which means it may hold larger positions in fewer securities than “diversified” funds. To the extent the Fund invests a larger percentage of its assets in a relatively small number of issuers, it may be subject to greater risks than a more diversified account. That is, a change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments.

Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Strategy Risk.  The Fund may use relative value and other strategies that combine derivatives and/or securities to manage duration, sector, and yield curve exposure and credit and spread volatility. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Relative value strategies involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks described under “Derivatives Risk.”

Please see “Additional Information on the Fund’s Investment Objective, Strategy, and Risks” for more information on risks of investing in the Fund.

Performance Information

The following bar chart and performance table below provide some indication of the risks of an investment in the Fund by comparing the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 800-245-0371 (toll free) or 312-557-0164.

Average Annual Total Returns for year ended December 31*

Best Quarter:	03/31/2019	5.92%
Worst Quarter:	12/31/2016	(1.22%	)

*	The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2019 was 0.20%.

Average Annual Total Returns for the Periods Ended December 31, 2019

Class I Shares	1 Year	5 Year	Since Inception^
Before Taxes	11.71%	6.24%	6.24%
After Taxes on Distributions	9.86%	4.42%	4.41%
After Taxes on Distributions and Sale of Fund Shares	7.27%	4.01%	4.01%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly named the Barclays U.S. Aggregate Index) (reflects no deductions for fees, expenses or taxes)	8.72%	3.05%	3.06%

^	Fund inception date is December 30, 2014.

Portfolio Management

Investment Adviser

The Fund’s investment adviser is River Canyon Fund Management LLC (“River Canyon” or the “Adviser”).

Portfolio Manager

George Jikovski

Senior Portfolio Manager

Length of Service: Since 2014

Buying and Selling Fund Shares

Purchase Minimums

Minimum Initial Investment:

$100,000

Minimum Additional Investment:

$ 10,000

To Buy or Sell Shares:

River Canyon Total Return Bond Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 800-245-0371 (toll free) or 312-557-0164

You can buy or sell shares of the Fund on any business day that the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.

Summary Prospectus	January 28, 2020	River Canyon Total Return Bond Fund

4 of 5

Dividends, Capital Gains, and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains (regardless of whether you elect to receive or reinvest such distributions), except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.